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                                                                    EXHIBIT 23.4

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our reports and to all references to our Firm included in or made a part of Amendment No. 1 to this Registration Statement No. 333-4339 on Form S-4 for Time Warner Inc.


                                                      ARTHUR ANDERSEN LLP

Stamford, Connecticut
  August 21, 1996

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